================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 1, 2006
                Date of report (Date of earliest event reported)


                             GLOBAL PHARMATECH, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       33-0976805                                           33-0976805
(Commission File Number)                       (IRS Employer Identification No.)

                              89 Ravine Edge Drive
                             Richmond Hill, Ontario
                                 Canada L4E 4J6
              (Address of Principal Executive Offices and Zip Code)

                                  905-787-8225
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On December 1, 2006, Dr. Xiaobo Sun notified Global Pharmatech, Inc. (the "Company") of his resignation as the Chief Executive Officer, President, and Director of the Company. On December 1, 2006, Dr. Sun also resigned from his positions as President and Director of Jilin Natural Pharmatech, a wholly-owned subsidiary of the Company.

     There were no disagreements between Dr. Sun and the Company on any matter relating to the Company's operations, policies or practices that resulted in his resignation. Effective December 2, 2006, Dr. Sun was retained as a senior technology advisor to Jilin Natural Pharmatech where he will continue his work as a researcher in the field of botanically-based medicine.

     On December 2, 2006, the Board of Directors of the Company appointed Ms. Lianqin Qu to serve as the Chief Executive Officer and President of the Company. Ms. Qu continues to serve as Chairwoman of the Board of Directors of the Company.

     Ms. Qu has held the position of Chairwoman of the Company's Board of Directors since December 28, 2004. Ms. Qu is also the General Manager at Dongyuan Investment Consultancy, H.K. Limited in Hong Kong. From December 12, 1999 to December 30, 2003, she was Chairwoman and General Manager of Jilin Dongyuan Strategy Consulting Co., Ltd., located in Jilin province in Northeastern China. Over the past five years, she worked as a financial advisor for both Jilin Province Huinan Changlong Bio-pharmacy Co., Ltd. and Changchun Da Xing Pharmaceutical Company Ltd., which are listed on the Growth Enterprise Market of the Hong Kong Stock Market. Ms. Qu has many years of experience in financial research, financing practice and corporate management, having advised more than 30 companies with restructuring transactions. She received her MBA degree from Asia International Open University (Macau).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GLOBAL PHARMATECH, INC.


Date: December 4, 2006              By: /s/ Lianqin Qu
                                       -----------------------------------------
                                    Name:  Lianqin Qu
                                    Title: President and Chief Executive Officer


                                       3